Exhibit 77C
          Investors Cash Trust
          Form N-SAR for the period ended 9/30/95
          File No. 811-6103
          Page 1


          A special meeting of Registrant's shareholders was held on September 19, 1995. Votes regarding the items submitted to shareholder vote are set forth below.

          Item 1:  Election of the Board of Trustees

                   David W. Belin

                       Vote             Number
                       ----             -----------
                       FOR              220,198,162
                       WITHHELD                   0

                   Lewis A. Burnham

                       Vote             Number
                       ----             -----------
                       FOR              220,198,162
                       WITHHELD                   0

                   Donald L. Dunaway

                       Vote             Number
                       ----             -----------
                       FOR              220,198,162
                       WITHHELD                   0

                   Robert B. Hoffman

                       Vote             Number
                       ----             -----------
                       FOR              220,198,162
                       WITHHELD                   0

                   Donald R. Jones

                       Vote             Number
                       ----             -----------
                       FOR              220,198,162
                       WITHHELD                   0

                   David B. Mathis

                       Vote             Number
                       ----             -----------
                       FOR              220,198,162
                       WITHHELD                   0












          Exhibit 77C
          Investors Cash Trust
          Form N-SAR for the period ended 9/30/95
          File No. 811-6103
          Page 2


                   Shirley D. Peterson

                       Vote             Number
                       ----             -----------
                       FOR              220,198,162
                       WITHHELD                   0

                   William P. Sommers

                       Vote             Number
                       ----             -----------
                       FOR              220,198,162
                       WITHHELD                   0

                   Stephen B. Timbers

                       Vote             Number
                       ----             -----------
                       FOR              220,198,162
                       WITHHELD                   0


          Item 2:  Selection of Independent Auditors



                       Vote             Number
                       ----             -----------
                       FOR              211,095,463
                       AGAINST               96,656
                       ABSTAIN            7,996,043




























          Exhibit 77C
          Investors Cash Trust
          Form N-SAR for the period ended 9/30/95
          File No. 811-6103
          Page 3


          Item 3:  New Investment Management Agreement
          Government Securities Portfolio

                    Vote         Number
                    ----         ----------
                    FOR         167,007,862
                    AGAINST          53,975
                    ABSTAIN               0


          Treasury Portfolio

                    Vote         Number
                    ----         ----------
                    FOR          52,120,863
                    AGAINST               0
                    ABSTAIN           5,460










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